UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2021

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 364-5029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Notes

On November 16, 2021 CSI Compressco LP, a Delaware limited partnership (the “Partnership”), filed a Current Report on Form 8-K (the “Initial Report”) to report the consummation of the transactions contemplated by the previously announced Contribution Agreement (the “Contribution Agreement”), dated November 10, 2021, by and among the Partnership, CSI Compressco GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Spartan Energy Partners, LP, a Delaware limited partnership (“Contributor”), and CSI Compressco Sub Inc., a Delaware corporation. Pursuant to the terms of the Contribution Agreement, Contributor contributed to the Partnership 100% of the limited liability company interest in Treating Holdco, LLC, a Delaware limited liability company, 100% of the common stock in Spartan Terminals Operating, Inc., a Delaware corporation (“Spartan Terminals”), and 99% of the limited liability company interests in Spartan Operating Company LLC, a Delaware limited liability company (“Spartan Operating”), in exchange for 48.4 million common units representing limited partner interests in the Partnership.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Spartan Energy Services LLC, a Delaware limited liability company (“SES”), Spartan International LLC, a Delaware limited liability company (“Spartan International”), Gas Services Manpower LLC, an Egyptian limited liability company (“GSM”, and together with SES and Spartan International, collectively, “Treating Holdco”), Spartan Terminals, and Spartan Operating (Spartan Terminals, Spartan Operating and Treating Holdco, collectively, “Spartan Treating”) and the pro forma financial statements of the Partnership required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Contribution Agreement and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Spartan Treating presented on a combined basis, as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Spartan Treating presented on a combined basis, as of September 30, 2021 and 2020, and for the nine months ended September 30, 2021 and 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Partnership as of September 30, 2021 and for the nine months ended September 30, 2021, and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Grant Thornton LLP.

99.1	Audited combined financial statements of Spartan Treating as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements.

99.2	Unaudited combined financial statements of the Spartan Treating as of September 30, 2021 and 2020 and for the nine months ended September 30, 2021 and 2020, together with the related unaudited notes to the financial statements.

99.3	Unaudited Pro Forma Combined Financial Statements of CSI Compressco LP as of September 30, 2021 and for the nine months ended September 30, 2021, and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI COMPRESSCO LP

	By:	CSI Compressco GP LLC, its general partner

Date: January 14, 2022	By:	/s/ John E Jackson
	Name:	John E. Jackson
	Title:	Chief Executive Officer